                         STATEMENT OF ADDITIONAL INFORMATION
                                HERITAGE SERIES TRUST
                       SMALL CAP STOCK FUND & VALUE EQUITY FUND

              This Statement of Additional Information ("SAI") dated March 1, 1996, as supplemented on March 22, 1996, should be read with the Prospectuses of the Small Cap Stock Fund and Value Equity Fund (each a "Fund" and collectively, the "Funds") of Heritage Series Trust dated March 1, 1996. This SAI is not a prospectus itself. To receive a copy of either Fund's Prospectus, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.

                           HERITAGE ASSET MANAGEMENT, INC.
                                880 Carillon Parkway
                            St. Petersburg, Florida 33716

                                  TABLE OF CONTENTS
                                                                            Page
                                                                            ----
     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     INVESTMENT INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . .   1
              Investment Objectives  . . . . . . . . . . . . . . . . . . . .   1
              Investment Policies  . . . . . . . . . . . . . . . . . . . . .   1
              Industry Classifications . . . . . . . . . . . . . . . . . . .   8
              Hedging Strategies . . . . . . . . . . . . . . . . . . . . . .   9
     INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . .  18
     NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  22
     INVESTING IN THE FUNDS  . . . . . . . . . . . . . . . . . . . . . . . .  24
              Alternative Purchase Plans . . . . . . . . . . . . . . . . . .  24
              Class A Purchases at Net Asset Value . . . . . . . . . . . . .  25
              Class A Combined Purchase Privilege
                      (Right of Accumulation)  . . . . . . . . . . . . . . .  25
              Class A Statement of Intention . . . . . . . . . . . . . . . .  26
     REDEEMING SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
              Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . .  27
              Telephone Transactions . . . . . . . . . . . . . . . . . . . .  28
              Redemptions in Kind  . . . . . . . . . . . . . . . . . . . . .  28
              Receiving Payment  . . . . . . . . . . . . . . . . . . . . . .  29
     EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     FUND INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
              Management of the Funds  . . . . . . . . . . . . . . . . . . .  35
              Five Percent Shareholders  . . . . . . . . . . . . . . . . . .  37
              Investment Adviser and Administrator; Subadvisers  . . . . . .  37
              Brokerage Practices  . . . . . . . . . . . . . . . . . . . . .  41
              Distribution of Shares . . . . . . . . . . . . . . . . . . . .  43
              Administration of the Funds  . . . . . . . . . . . . . . . . .  45
              Potential Liability  . . . . . . . . . . . . . . . . . . . . .  46
     APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1
     REPORT OF THE INDEPENDENT ACCOUNTANTS
              Small Cap Stock Fund . . . . . . . . . . . . . . . . . . . .   A-5
              Value Equity Fund  . . . . . . . . . . . . . . . . . . . . .   A-6
     FINANCIAL STATEMENTS
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              Small Cap Stock Fund . . . . . . . . . . . . . . . . . . . .   A-7
              Value Equity Fund  . . . . . . . . . . . . . . . . . . . . .  A-18



















































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     GENERAL INFORMATION
     -------------------

              Heritage  Series   Trust  (the  "Trust")  was   established  as  a
     Massachusetts business trust under a Declaration of Trust dated October 28, 1992. It is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of four portfolios: the Small Cap Stock Fund ("Small Cap"), the Value Equity Fund ("Value Equity"), the Growth Equity Fund and the Eagle International Equity Portfolio. This Statement of Additional Information ("SAI") relates solely to Small Cap and Value Equity. Each Fund offers two classes of shares, Class A shares sold subject to a front-end sales load ("A shares") and Class C shares sold subject to a contingent deferred sales load ("CDSL") ("C shares").

     INVESTMENT INFORMATION
     ----------------------

              Investment Objectives
              ---------------------

              The  investment  objective   of  each  Fund   is  stated   in  its
     Prospectus.

              Investment Policies
              -------------------

              The following information is in addition to and supplements each Fund's investment policies set forth in its Prospectus.

              American Depository Receipts. Each Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. Generally, ADRs, in registered form, are denominated in the same currency as the securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities, including confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying security. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

              Bankers' Acceptances. Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

              Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

              Commercial Paper. Each Fund may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's Ratings
     Services ("S&P"). Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See the Appendix for a description of commercial paper ratings.

              Convertible  Securities.   Each  Fund  may  invest  in convertible
     securities that are rated as investment grade (rated "BBB" or above by S&P or "Baa" or above by Moody's) or, if unrated, are deemed to be of comparable quality by the Fund's investment subadviser. Investment grade securities rated "BBB" or "Baa" are considered to have some speculative characteristics. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The subadvisers will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which each Fund may invest include corporate bonds, notes and preferred stock that can be converted into (exchanged for) common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

              Debt Securities.  Each  Fund may invest in  debt securities.   The
     market  value of debt securities is influenced  primarily by changes in the

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     level of  interest rates.   Generally, as  interest rates rise,  the market
     value of  debt securities decreases.   Conversely, as  interest rates fall,
     the market  value of debt securities increases.   Factors that could result
     in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.

              Foreign Securities. Value Equity may invest up to 15% of its net assets in foreign securities. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States.

              It is Value Equity's policy not to invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, Eagle Asset Management, Inc. ("Eagle"), such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of Value Equity to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

              Because investments in foreign companies usually will involve currencies of foreign countries, and because Value Equity may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of Value Equity's assets as measured in
     U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and Value Equity may incur costs in connection with conversions between various currencies. Value Equity will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. In addition, in order to protect against uncertainty in the level of future exchange rates, Value Equity may enter into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward currency contract" or "forward contract"). See the "Special Risks of Hedging Strategies" section below under "Hedging Strategies."

              Illiquid Securities. As stated in its Prospectus, Value Equity will not purchase or otherwise acquire any illiquid security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Similarly, Small Cap will not purchase or otherwise acquire any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Small Cap presently has no intention of investing more than 5% of its assets in illiquid securities. This policy includes repurchase agreements maturing in more than seven days.

              Over-the-counter ("OTC") options and their underlying collateral are currently considered to be illiquid investments. Value Equity may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by Value Equity. The assets used as cover for OTC options written by Value Equity will be considered illiquid unless OTC options are sold to qualified dealers who agree that Value Equity may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

              Loans of Portfolio Securities. Value Equity may loan portfolio securities to qualified broker-dealers. Such loans may be terminated by Value Equity at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, Value Equity retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. Value Equity also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Value Equity could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement Value Equity's income through investment of the cash collateral in short-term interest bearing obligations.

              Preferred  Stock.  Each  Fund may  invest in  preferred stock.   A
     preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth is limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, it can be changed or omitted by the issuer at any time.

              Repurchase Agreements. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Heritage Asset Management, Inc. ("Manager") to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees (the "Board of Trustees" or the "Board").

              Reverse Repurchase Agreements. Each Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund's limitation on borrowing.

              Risk Factors of High-Yield Securities. Small Cap may invest up to 5% of its assets, measured at the time of purchase, in securities rated below investment grade, i.e., rated below BBB or Baa by S&P and Moody's, respectively, or unrated securities determined to be below investment grade by the subadviser, commonly referred to as "junk bonds." These high-yield securities are subject to certain risks that may not be present with investments of higher grade securities. The following supplements the disclosure in Small Cap's Prospectus.

                      Effect of Interest Rate and Economic Changes. The prices of high-yield securities tend to be less sensitive to interest rate changes than higher rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in market prices and yields of high-yield securities and, thus, in a
     Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could affect severely the market for high-yield securities. In these circumstances, highly leveraged companies might have difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there

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     could be a  higher incidence of  default.  This  would affect the  value of such securities and, thus, Small Cap's net asset value. Further, if the issuer of a security owned by Small Cap defaults, it might incur additional expenses to seek recovery.

              Generally, when interest rates rise, the value of fixed-rate  debt obligations, including high-yield securities, tends to decrease; when interest rates fall, the value of fixed-rate debt obligations tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, Small Cap would have to replace the security, which could result in a decreased return for shareholders. Conversely, if Small Cap experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Small Cap's expenses could be allocated and in a reduced rate of return for it. While it is impossible to protect entirely against this risk, diversification of Small Cap's investment portfolio and its subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in Small Cap's investment portfolio.

                      The High-Yield  Securities Market.   The market for  below
     investment grade bonds expanded rapidly in the 1980s, and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality bonds that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit Small Cap's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, also may decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

                      Credit Ratings. The credit ratings issued by credit rating services may not reflect fully the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield securities. Also, credit rating agencies may fail to change timely a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although Small Cap's subadviser considers ratings of recognized rating services such as Moody's and S&P, the subadviser primarily relies on its own credit analyses, which include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating

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     history and  the  current  trend  of  earnings.    Small  Cap's  subadviser
     continually  monitors  the   investments  in   its  respective   investment
     portfolios and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. See the Appendix for a description of Moody's and S&P's corporate debt ratings.

                      Liquidity and Valuation. Lower rated bonds typically are traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as higher grade bonds. A less active and thinner market for high-yield securities than that available for higher quality securities may limit Small Cap's ability to sell such securities at that fair market value in response to changes in the economy or the financial markets. The ability of Small Cap to value or sell high-yield securities also will be affected adversely to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board to value high-yield securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may affect adversely the public's perception of the value, and thus liquidity of a high-yield security, whether or not such perceptions are based on a fundamental analysis. See "Net Asset Value."

              Standard and Poor's Depository Receipts ("SPDRs"). Value Equity may invest in SPDRs. SPDRs represent an interest in a fixed portfolio of common stocks designed to track the price and dividend yield performance of the Standard & Poor's 500 Composite Stock Price Index. The interests are sponsored by PDR Services Corporation, a wholly-owned subsidiary of the American Stock Exchange, and are issued as shares of a unit investment trust registered under the 1940 Act. Accordingly, Value Equity's investment in SPDRs is limited by its fundamental investment restriction regarding investing in other investment companies and by Section 12(d)(1) of the 1940 Act. Under these limitations, Value Equity may not invest in SPDRs if such investment would cause it: (1) to own more than 3% of the outstanding voting stock of other investment company SPDRs; (2) to have more than 5% of the value of its total assets invested in other investment companies' SPDRs; or (3) to have more than 10% of its total assets invested in other investment companies, including SPDRs.

              U.S. Government Securities. Each Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

              Warrants. Each Fund may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. Each Fund's investment in warrants will be limited to 5% of its net assets. Included within that amount, no more than 2% of either Fund's net assets may be invested in warrants not traded on the New York or American Stock Exchanges.

              Industry Classifications
              ------------------------

              For purposes of determining industry classifications, each Fund relies upon classifications established by the Manager that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC") and in the Standard & Poor's Corporation Industry Classifications.

              Hedging Strategies
              ------------------

              General Description. Eagle may use a variety of financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge Value Equity's investment portfolio. Forward currency contracts also may be used to shift Value Equity's exposure from one foreign currency to another.

              Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in Value Equity's investment portfolio. Thus, in a short hedge, Value Equity takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, Value Equity takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

              Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that Value Equity owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

              The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, Value Equity's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

              In addition to the products and strategies described below, Eagle expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Eagle develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Eagle may utilize these opportunities to the extent that it is consistent with Value Equity's investment objectives and permitted by Value Equity's investment limitations and applicable regulatory authorities.

              Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

                      (1) Successful use of most Hedging Instruments depends upon Eagle's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Eagle is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

                      (2)      There might be imperfect correlation,  or even no
              correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

                      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if Value Equity entered into a short hedge because Eagle projected a decline in the price of a security in Value Equity's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, Value Equity could suffer a loss. In either such case, Value Equity would have been in a better position had it not hedged at all.

                      (4) As described below, Value Equity might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If Value Equity were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair Value Equity's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that Value Equity sell a portfolio security at a disadvantageous time. Value Equity's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to Value Equity.

              Cover for Hedging Strategies. Some Hedging Instruments expose Value Equity to an obligation to another party. Value Equity will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options or futures contracts or (2) cash and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Value Equity will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with State Street Bank and Trust Company, the Funds' custodian ("Custodian"), in the prescribed amount.

              Assets used as cover or otherwise set aside cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of Value Equity's assets to cover in segregated accounts could impede Value Equity's ability to meet redemption requests or other current obligations.

              Options, Futures and Options on Futures Trading. Value Equity may engage in certain options (including options on securities, indices and currencies, futures and options on futures strategies) in order to hedge its investments. Certain special characteristics of and risks with these strategies are discussed below.

                      Characteristics and Risks of Options Trading. Value Equity effectively may terminate its right or obligation under an option by entering into a closing transaction. If Value Equity wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, Value Equity may write an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit Value Equity to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

              In considering the use of options to hedge, particular note should be taken of the following:

                      (1) The value of  an option  position will reflect,  among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon Eagle's ability to forecast the direction of price fluctuations in the underlying instrument.

                      (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by Value Equity is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

                      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although Value Equity intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that Value Equity would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by Value Equity, the inability to enter into a closing transaction may result in material losses to it. For example, because Value Equity will maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair Value Equity's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

                      (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, Value Equity also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

                      (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when Value Equity writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. Value Equity can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, Value Equity cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bear a risk that the value of the securities held will vary from the value of the index.

              Even if Value Equity could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, Value Equity as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This
     "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

              If Value Equity has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, Value Equity will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

                      Guidelines, Characteristics and Risks of Futures and Options on Futures Trading. Value Equity is required to maintain margin deposits with brokerage firms through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that Value Equity has market exposure on such contract, the broker will require Value Equity to deposit variation margin. If the value of an open futures or written option position increases so that Value Equity no longer has market exposure on such contract, the broker will pay any excess variation margin to Value Equity.

              Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

              Another  risk  in  employing futures  contracts  and options  as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by Eagle may still not result in a successful transaction.

              In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call options on futures contracts involves less potential risk to Value Equity because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to Value Equity when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

          To the extent that Value Equity enters into futures contracts and commodity options (including options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of Value Equity's investment portfolio, after taking into account unrealized profits and unrealized losses on any contracts Value Equity has entered into.

              Foreign Currency Hedging Strategies -- Risk Factors. Value Equity may use options and futures on foreign currencies, as described above, and foreign currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which Value Equity's securities are denominated. Such currency hedges can protect against price movements in a security that Value Equity owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

              Value Equity might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, Value Equity may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which Eagle believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

              The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, Value Equity could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

              There  is no  systematic reporting  of last  sale information  for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

              Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, Value Equity might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

              Combined Transactions. Value Equity may enter into multiple futures transactions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of Eagle, it is in the best interests of Value Equity to do so. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on Eagle's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

              Forward Currency Contracts. Value Equity may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency, in an amount not to exceed 5% of Value Equity's assets. Such transactions may serve as long hedges -- for example, Value Equity may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges -- for example, Value Equity may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency. In addition, Value Equity may purchase forward currency contracts to enhance income when Eagle anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

              As noted above, Value Equity may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Eagle believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of forward currency contracts will not correlate or will correlate unfavorably with the foreign currency being hedged.

              In addition, Value Equity may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if Value Equity owned securities denominated in a foreign currency and Eagle believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

              The  cost  to  Value   Equity  of  engaging  in  forward  currency
     contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When Value Equity enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

              As  is the case  with futures contracts, sellers  or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that Value Equity will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, Value Equity might be unable to close out a forward currency contract at any time prior to maturity. In either event, Value Equity would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

              The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, Value Equity might need to purchase or sell foreign currencies in the spot

     (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

              Value Equity may use the following instruments:

              Equity  and  Debt Security  Index  Futures  Contracts.   An  index
     futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. Value Equity may also purchase and sell options on such futures contracts.

              Security and Currency Futures Contracts. A security or currency futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Value Equity may also purchase and sell options on such futures contracts.

              Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     INVESTMENT LIMITATIONS
     ----------------------

              In addition to the limits disclosed in "Investment Policies," the Funds are subject to the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

              Diversification. The Funds may not invest, with respect to 75% of each Fund's total assets, more than 5% of that Fund's assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.

              Industry  Concentration.   The Funds  may not  purchase securities
     if, as a result of such purchase, more than 25% of the value of each Fund's total assets would be invested in any one industry.

              Borrowing Money. The Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. The Funds may enter into reverse repurchase agreements in an amount up to 33 % of the value of their total assets in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a Fund may not purchase additional portfolio investments once borrowed funds exceed 5% of total assets. When effecting reverse repurchase agreements, Fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the
     Custodian and on the Funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Funds will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

              Issuing Senior Securities. The Funds may not issue senior securities, except as permitted by the investment objective and policies and investment limitations of that Fund or for Value Equity with respect to transactions involving options, futures, forward currency contracts or other financial instruments.

              Underwriting. The Funds may not underwrite the securities of other issuers, except that Value Equity may underwrite to the extent that in connection with the disposition of portfolio securities, Value Equity may be deemed to be an underwriter under federal securities laws, and that Small Cap may invest in securities that are not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act"), if immediately after the making of such investment not more than 15% of the value of Small Cap's net assets (taken at cost) would be so invested.

              Investing in Commodities, Minerals or Real Estate. The Funds may not invest in commodities, commodity contracts, oil, gas or other mineral programs, or real estate (including real estate limited partnerships), except that they may purchase securities issued by companies that invest in or sponsor such interests and except that Value Equity may purchase and sell options, futures contracts, forward currency contracts and other financial instruments.

              Loans. The Funds may not make loans, except: (1) to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; (2) that a Fund may enter into repurchase agreements as permitted under that Fund's investment policies; and (3) that Value Equity may make loans of portfolio securities as described in this SAI.

              Each  Fund  has  adopted  the  following  additional  restrictions which, together with certain limits described in its Prospectus, may be changed by the Board of Trustees without shareholder approval in compliance with applicable law, regulation or regulatory policy.

              Investing in Illiquid Securities. Small Cap may not invest more than 15% and Value Equity may not invest more than 10% of their total assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.

              Selling Short and Buying on Margin. The Funds may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities, and, in addition, Value Equity may make short sales "against the box" and make margin deposits in connection with its use of options, futures contracts, forward currency contracts and other financial instruments.

              Investing in Investment Companies. The Funds may not invest in securities issued by other investment companies, except as permitted under the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

              Investing in Issuers Whose Securities Are Owned by Officers of the Fund. The Funds may not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or either subadviser, Eagle and Awad & Associates ("Awad") (collectively, "Subadvisers"), who own individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

              Option Writing.  Small Cap may not write put or call options.

              Pledging. The Funds may not pledge any securities except that a Fund may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks and except that Value Equity may pledge its assets in connection with options, futures, forward currency contracts, forward commitments, when-issued or delayed delivery securities or other financial instruments.

              Unseasoned Issuers. The Funds may not invest more than 5% of the value of their total assets in securities of issuers (other than securities issued by the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have been in continuous operation for less than three years.

              Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be promptly reduced to the extent necessary to comply with the limitation.

     NET ASSET VALUE
     ---------------

              The net asset values of the A shares and C shares are determined daily, Monday through Friday, except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as of the close of regular trading on the New York Stock Exchange (the "Exchange"). Net asset value for each class is calculated by dividing the value of the total assets of each Fund attributable to that class, less all liabilities (including accrued expenses) attributable to that class, by the number of class shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on the Exchange, or other domestic or foreign stock exchanges, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time or the security is traded in the OTC market the most recent bid price is used. When market quotations for options and futures positions held by Value Equity are readily available, those positions will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable, are valued at fair value as determined in good faith by the Board of Trustees. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a Fund calculates the daily net asset value of each class. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivables.

              The Funds are open for business on days on which the Exchange is open (each a "Business Day"). Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the Funds' close of business on each Business Day. In addition, European or Far Eastern securities trading may not take place on all Business Days. Furthermore, trading takes place in various foreign capital markets on days that are not Business Days and on which the Funds' net asset value is not calculated. Calculation of net asset value of A shares and C shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of trading on the Exchange each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the Funds' net asset value is calculated, such securities and other assets will be valued at fair value by methods as determined in good faith by or under the direction of the Board of Trustees.

              The Board of Trustees may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for the customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practical for the Funds fairly to determine the value of their net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of A shares and C shares.

     PERFORMANCE INFORMATION
     -----------------------

              The performance data for each class of shares of each Fund quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each Fund's advertising and promotional materials are calculated according to the following formula:

                                             n
                                       P(1+T)  = ERV

              where:  P =      a hypothetical initial payment of $1,000
                      T =      average annual total return
                      n =      number of years
                    ERV =      ending redeemable value of a  hypothetical $1,000
                               payment made at the beginning of the period at the end of that period

              In calculating the ending redeemable value for A shares, each Fund's maximum sales load is deducted from the initial $1,000 payment and all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. The average annualized total return for A shares of Small Cap using this formula for the period May 7, 1993 (commencement of operations) to October 31, 1995, and for the fiscal year ended October 31,

     1995, were 12.45% and 18.08%, respectively. The average annualized total return for C shares of Small Cap using this formula for the period April 3, 1995 (commencement of C shares) to October 31, 1995 was 19.91%. The average annualized total return for A shares and C shares for Value Equity for the respective periods of December 30, 1994 (commencement of operations) to October 31, 1995 and April 3, 1995 (commencement of C shares) to October 31, 1995, were 24.36% and 17.35%, respectively.

              In connection with communicating its total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, each Fund may from time to time include in advertising and promotional materials total return figures that are not calculated according to the formula set forth above for each class of shares. For example, in comparing a Fund's aggregate total return with data published by Lipper Analytical Services, Inc., CDA Investment
     Technologies, Inc., or with such market indices as the Dow Jones Industrial Average, and the Standard & Poor's 500 Composite Stock Price Index, each Fund calculates its cumulative total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment  from the  ending value  and by  dividing the  remainder by  the beginning value. The Funds do not, for this purpose, deduct from the initial value invested any amount representing front-end sales loads charged on A shares or CDSLs charged on C shares.

              Small Cap A shares cumulative returns using this formula for the period May 7, 1993 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995, were 14.67% and 23.97%, respectively. The cumulative return for Small Cap C shares for the period April 3, 1995 (commencement of C shares) to October 31, 1995 was 24.36%. The cumulative return for Value Equity A shares for the period December 30, 1994 (commencement of operations) to October 31, 1995 was 25.96%. The cumulative return for Value Equity C shares for the period April 3, 1995 (commencement of C shares) to October 31, 1995 was 17.35%. By not annualizing the performance and excluding the effect of the front-end sales load on A shares and the CDSL on C shares, the total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the sales load or CDSL results in a higher rate of return than calculating total return net of the front-end sales load.

     INVESTING IN THE FUNDS
     ----------------------

              A shares and C shares are sold at their  next determined net asset
     value on  Business Days.   The procedures for  purchasing shares of a  Fund
     are explained in each Fund's Prospectus under "How to Buy Shares."

              Alternative Purchase Plans
              --------------------------

              A shares are sold at  their next determined net asset value plus a front-end sales load on days the Exchange is open for business. C shares are sold at their next determined net asset value on days the Exchange is open for business, subject to a 1% CDSL if the investor redeems such shares within one year. The Manager, as the Funds' transfer agent, will establish an account with each Fund and will transfer funds to the Custodian. Normally, orders will be accepted upon receipt of funds and will be executed at the net asset value determined as of the close of regular trading on the Exchange on that day plus any applicable sales load. See "Alternative Purchase Plans" in the Prospectus. The Funds reserve the right to reject any order for Fund shares. The Funds' distributor, Raymond James & Associates, Inc. ("RJA" or the "Distributor") has agreed that it will hold a Fund harmless in the event of loss as a result of cancellation of trades in Fund shares by the Distributor, its affiliates or its customers.

              Class A Purchases at Net Asset Value
              ------------------------------------

              Cities, counties, states or instrumentalities and their departments, authorities or agencies are able to purchase A shares at net asset value as long as certain conditions are met: the governmental entity is prohibited by applicable investment laws, codes or regulations from paying a sales load in connection with the purchase of shares of a registered investment company; the governmental entity has determined that such A shares are a legally permissible investment; and any relevant minimum purchase amounts are met.

              In the  instance of discretionary  fiduciary assets  or trusts, or
     Class A purchases by a governmental entity through a registered broker-dealer with which the Distributor has a dealer agreement, the Manager may make a payment out of its own resources to the Distributor, who may reallow the payment to the selling broker-dealer. However, the Distributor and the selling broker-dealer may be required to reimburse the Manager for these payments if investors redeem A shares within specified periods.

              Class A Combined Purchase Privilege (Right of Accumulation)
              -----------------------------------------------------------

              Certain investors may qualify for the Class A sales load reductions indicated in the sales load schedule in each Fund's Prospectus by combining purchases of A shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing A shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of A shares or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

              The applicable A shares initial sales load will be based on the total of:

                      (i)   the investor's current purchase;

                      (ii) the net asset value (at the close of business on the previous day) of (a) all A shares of a Fund held by the investor and (b) all A shares of any other mutual fund advised or administered by the Manager ("Heritage Mutual Fund") held by the investor and purchased at a time when A shares of such other fund were distributed subject to a sales load (including Heritage Cash Trust shares acquired by exchange); and

                      (iii) the net  asset value of  all A  shares described  in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

              A shares of Heritage Income Trust-Intermediate Government Fund ("Intermediate Government") (formerly Heritage Income Trust-Limited Maturity Portfolio) purchased from February 1, 1992 through July 31, 1992, without payment of a sales load will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales load, unless those shares were acquired through an exchange of other shares that were subject to a sales load.

              Class A Statement of Intention
              ------------------------------

              Investors also may obtain the reduced sales loads shown in each Fund's Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in A shares of a Fund or any other Heritage Mutual Fund. Each purchase of A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. At the investor's option, a Statement of Intention may include purchases of A shares of a Fund or any other Heritage Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention. However, the 13-month period during which the Statement is in effect will begin on the date of the earliest purchase to be included.

              The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed A shares will be redeemed involuntarily to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales load will be used to purchase additional A shares subject to the rate of sales load applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales load in effect for the higher amount. The escrow procedures discussed above will apply.

     REDEEMING SHARES
     ----------------

              The methods of redemption are described in the section of each Fund's Prospectus entitled "How to Redeem Shares."

              Systematic Withdrawal Plan
              --------------------------

              Shareholders may elect to make systematic withdrawals from a Fund account of a minimum of $50 on a periodic basis as set forth in each Fund's Prospectus under "How to Redeem Shares--Systematic Withdrawal Plan." The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an individual retirement account, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan, or other retirement plans, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or the Manager.

              Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on the 10th day of each month or the 10th day of the last month of each period, whichever is applicable. Systematic withdrawals of C shares, if made within one year of the date of purchase, will be charged a CDSL of 1%. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSL for C shares. The check for the withdrawal payment usually will be mailed on the next Business Day following redemption. If a shareholder elects to participate in the
     Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in Fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. The Funds, and the transfer agent and Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

              Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

              Ordinarily, a shareholder should not purchase additional A shares of a Fund if maintaining a Systematic Withdrawal Plan of A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A Fund will not knowingly accept purchase orders from shareholders for additional A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each Fund's Automatic Investment Plan.

              Telephone Transactions
              ----------------------

              Shareholders may redeem shares by placing a telephone request to a Fund. A Fund, its Manager, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as
     (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. This policy places the entire risk of loss for unauthorized, fraudulent transactions on the shareholders, except that if a Fund, its Manager, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

              Redemptions in Kind
              -------------------

              A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board of Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board of Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

              Receiving Payment
              -----------------

              If a request for redemption is received by a Fund in good order (as described in each Prospectus) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at such close, minus any applicable CDSL for C shares. Requests for redemption received by a Fund after the close of regular trading on the Exchange will be executed at the net asset value determined as of the close of such trading on the next trading day, minus any applicable CDSL for C shares.

              If shares of a Fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSL for C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by a Fund to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Fund, or if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

              Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of Fund shares can be directed to registered representatives of the Distributor or a participating dealer, or to the Manager.

     EXCHANGE PRIVILEGE
     ------------------

              Shareholders who have held Fund shares for at least 30 days may exchange some or all of their A shares or C shares for corresponding classes of shares of any other Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (2) a telephone request for such exchange in accordance with the procedures set forth in each Fund's Prospectus and below.

              A shares of Intermediate Government (formerly Heritage Income Trust-Limited Maturity Portfolio) purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales load may be exchanged into A shares of a Fund without payment of any sales load. A shares of Intermediate Government purchased after July 31, 1992 without an initial sales load will be subject to a sales load when exchanged into A shares of a Fund, unless those shares were acquired through an exchange of other A shares that were subject to an initial sales load.

              Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Transactions" above.

              Telephone exchanges  can be  effected by  calling  the Manager  at
     (800) 421-4184 or by calling a registered representative of the Distributor, a participating dealer or participating bank ("Representative"). In the event that a shareholder or his Representative is unable to reach the Manager by telephone, a telephone exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Telephone or telegram requests for an exchange received by a Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

     TAXES
     -----

              General.   Each Fund  is  treated as  a separate  corporation  for
     Federal income tax purposes. In order to qualify or continue to qualify for the favorable tax treatment afforded to a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

              Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

              A redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on A shares). An exchange of shares of either Fund for shares of any other Heritage Mutual Fund (including the other Fund) generally will have similar tax consequences. However, special rules apply when a shareholder disposes of shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that Fund or acquires shares of another Heritage Mutual Fund without paying a sales load due to the 30-day reinstatement or exchange privilege. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales load paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

              If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

              Income from Foreign Securities. Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of in-vestments by foreign investors. If more than 50% of the value of each Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to any such election, each Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by each Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calcu-lating the foreign tax credit against the shareholder's Federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of each Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

              Value Equity may invest in the stock of "passive foreign invest-ment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, Value Equity will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if Value Equity distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in Value Equity's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

              If Value Equity invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, Value Equity will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by Value Equity. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

              Pursuant to proposed regulations, open-end RICs, such as Value Equity, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

              Gains or  losses (1) from  the disposition of  foreign currencies,
     (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time Value Equity accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time Value Equity actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of Value Equity's investment company taxable income to be distributed to its shareholders.

              Hedging  Strategies.   The  use  of  hedging  strategies, such  as
     selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses Value Equity realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by Value Equity with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and futures and forward contracts thereon, that are not directly related to Value Equity's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

              If Value Equity satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether Value Equity satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Value Equity will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent Value Equity does not so qualify, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for Value Equity to continue to qualify as a RIC.

              Certain options and futures in which Value Equity may invest will be "section 1256 contracts." Section 1256 contracts held by Value Equity at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

              Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which Value Equity may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If Value Equity makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to Value Equity of straddle transactions are not entirely clear.

     FUND INFORMATION
     ----------------

              Management of the Funds
              -----------------------

              Trustees and Officers. Trustees and officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA, the Manager, Eagle and Awad.

                                               Position with                   Principal Occupation
                     Name                        the Trust                    During Past Five Years
                     ----                      -------------                  ----------------------


       Thomas A. James*                           Trustee          Chairman of the  Board since  1986 and  Chief
       880 Carillon Parkway                                        Executive   Officer   since   1969  of   RJF;
       St. Petersburg, FL                                          Chairman of  the  Board of  RJA  since  1986;
       33716                                                       Chairman  of the  Board of  Eagle since  1984
                                                                   and  Chief Executive  Officer of  Eagle since
                                                                   July 1994.

       Richard K. Riess*                          Trustee          President of Eagle, January 1995  to present,
       880 Carillon Parkway                                        Chief   Operating  Officer,   July   1988  to
       St. Petersburg, FL                                          present,   Executive  Vice   President,  July
       33716                                                       1988-December  1993;  President  of  Heritage
                                                                   Mutual Funds, June 1985-November 1991.

       Donald W. Burton                           Trustee          President    of   South    Atlantic   Capital
       614 W. Bay Street                                           Corporation  (venture capital)  since October
       Suite 200                                                   1981.
       Tampa, FL  33606

       C. Andrew Graham                           Trustee          Vice  President  of  Financial  Designs  Ltd.
       Financial Designs, Ltd.                                     since 1992; Executive  Vice President of  the
       1775 Sherman Street                                         Madison   Group,  Inc.,   October  1991-1992;
       Suite 1900                                                  Principal    of   First    Denver   Financial
       Denver, CO  80203                                           Corporation (investment banking) since 1987.

       David M. Phillips                          Trustee          Chairman and  Chief Executive Officer  of CCC
       World Trade Center                                          Information Services, Inc. since 1994  and of
         Chicago                                                   InfoVest  Corporation  (information  services
       444 Merchandise Mart                                        to  the  insurance  and auto  industries  and
       Chicago, IL  60654                                          consumer households) since October 1982.





                                       -  33  -






                                               Position with                   Principal Occupation
                     Name                        the Trust                    During Past Five Years
                     ----                      -------------                  ----------------------

       Eric Stattin                               Trustee          Litigation   Consultant/Expert   Witness  and
       2587 Fairway Village                                        private investor since February 1988.
         Drive
       Park City, UT  84060

       James L. Pappas                            Trustee          Dean  of  College of  Business Administration
       University of South                                         since  August  1987  and  Lykes  Professor of
         Florida                                                   Banking  and Finance  since  August  1986  at
       College of Business                                         University of South Florida.
         Administration
       Tampa, FL  33620

       Stephen G. Hill                           President         Chief Executive Officer  and President of the
       880 Carillon Parkway                                        Manager  since April 1989  and Director since
       St. Petersburg, FL                                          December 31, 1994.
       33716

       Donald H. Glassman                        Treasurer         Treasurer  of  the  Manager  since  May 1989;
       880 Carillon Parkway                                        Treasurer  of Heritage Mutual Funds since May
       St. Petersburg, FL                                          1989.
       33716

       Clifford J. Alexander                     Secretary         Partner, Kirkpatrick & Lockhart LLP.
       1800 Massachusetts
          Ave., N.W.
       Washington, DC  20036

       Patricia Schneider                        Assistant         Compliance Administrator of the Manager.
       880 Carillon Parkway                      Secretary
       St. Petersburg, FL
       33716

       Robert J. Zutz                            Assistant         Partner, Kirkpatrick & Lockhart LLP.
       1800 Massachusetts                        Secretary
         Ave., N.W.
       Washington, DC  20036


              *       These   Trustees  are  "interested   persons"  as
              defined in section 2(a)(19) of the 1940 Act.

              The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

              The Trust currently pays Trustees who are not "interested persons" of the Trust $1,333.33 annually and $333.33 per meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of each Fund, each Fund requires no employees. No officer, director or employee of the Manager receives any compensation from either Fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1995.

                                                              Compensation Table
                                                                                                    Total Compensation
                                                                                                    From the Trust and
                                                               Pension or                              the Heritage
                                        Aggregate          Retirement Benefits       Estimated       Family of Funds
           Name of Person,        Compensation From the    Accrued as Part of     Annual Benefits          Paid
              Position                   Trust            the Trust's Expenses    Upon Retirement      to Trustees
           ---------------        ---------------------   --------------------    ---------------   ------------------


       Donald W. Burton,          $2,333                  $0                      $0                $14,000
       Trustee

       C. Andrew Graham,          $2,667                  $0                      $0                $16,000
       Trustee

       David M. Phillips,         $2,333                  $0                      $0                $14,000
       Trustee

       Eric Stattin,              $2,667                  $0                      $0                $16,000
       Trustee

       James L. Pappas,           $2,667                  $0                      $0                $16,000
       Trustee

       Richard K. Riess,          $0                      $0                      $0                $0
       Trustee

       Thomas A. James,           $0                      $0                      $0                $0
       Trustee


              Five Percent Shareholders
              -------------------------

              As of January 31, 1996, SEMA & Co., 100 Wall Street, New York, New York, 10005, owned 6.26% of the A shares of Small Cap and Julius Baer & Co. AG, 2 Boulevard du Theatre, Ch 1211, Geneva 4 Switzerland, owned 8.64% of the C shares of Small Cap.

              Investment Adviser and Administrator; Subadvisers
              -------------------------------------------------

              The Funds' investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing cus-tomers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

              Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated March 29, 1993 and supplemented on March 31, 1993 to include Value Equity, between the Trust on behalf of Small Cap and Value Equity, respectively, and the Manager, and subject to the control and direction of the Board of Trustees, the Manager is responsible for reviewing and establishing investment policies for each Fund and administering the Funds' noninvestment affairs. Under separate Subadvisory Agreements, Eagle and Awad each provide investment advice and portfolio management services, subject to direction by the Manager and the Board of Trustees, to Small Cap for a fee payable by the Manager. Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to the direction of the Manager and the Board of Trustees, to Value Equity for a fee payable by the Manager (collectively, the "Subadvisory Agreements").

              The Manager also is obligated to furnish each Fund with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of a Fund. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. Each Fund pays all its other expenses that are not assumed by the Manager. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

              The Advisory  Agreement and  the Subadvisory Agreements  each were approved by the Board of Trustees (including all of the Trustees who are not "interested persons" of the Manager or Subadvisers, as defined under the 1940 Act) and by the shareholders of the Trust in compliance with the 1940 Act. Each Agreement will continue in force for a period of two years unless its continuance is approved at least annually thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, the Subadvisers or the Trust, and by (2) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of a Fund. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to a Fund and the Subadvisory Agreements may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadvisers. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadvisers upon termination of the Subadvisory Agreements. In the event the Manager ceases to be the Manager of a Fund or the Distributor ceases to be principal distributor of shares of a Fund, the right of a Fund to use the identifying name of "Heritage" may be withdrawn.

              The Manager and the Subadvisers shall not be liable to either Fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a Fund or for any losses that may be sustained in the purchase, holding or sale of any security.

              All  of the officers of each Fund except for Messrs. Alexander and
     Zutz are officers  or directors of  the Manager.   These relationships  are
     described under "Management of the Funds."

              Advisory and Administration Fee. The annual investment advisory fee paid monthly by each Fund to the Manager is based on the applicable Fund's average daily net assets as listed in each Fund's Prospectus.


              For Small Cap, the Manager has voluntarily agreed to waive its management fees to the extent that annual operating expenses attributable to A shares exceed 1.80% of the average daily net assets or to the extent that annual operating expenses attributable to C shares exceed 2.55% of average daily net assets attributable to that class during this fiscal year. To the extent that the Manager waives its fees for one class, it will waive its fees for the other class on a proportionate basis. The Manager has entered into an agreement with the Subadvisers to provide investment advice and portfolio management services to the Fund for a fee paid by the Manager to each Subadviser equal to 50% of the fees payable to the Manager by the Fund, without regard to any reduction in fees actually paid to the Manager as a result of expense limitations. For the period from May 7, 1993 (commencement of operations) to October 31, 1993 and the two years ended October 31, 1995, management fees amounted to $156,975, $416,788 and $465,132, respectively. For the period from May 7, 1993 (commencement of operations) to October 31, 1993, the Manager waived its fees in the amount of $14,764. This amount was recovered in the fiscal year ended October 31, 1994. The Research Department of Raymond James & Associates, Inc. ("Research"), a former subadviser of Small Cap who resigned as its subadviser on November 20, 1995, received from the Manager for the period from May 7, 1993 (commencement of operations) to October 31, 1993, the fiscal year ended October 31, 1994, and November 1, 1995 to November 20, 1995 (when Research resigned as subadviser), subadvisory fees of $38,815, $99,764 and $74,583, respectively. Eagle began as subadviser to Small Cap on August 7, 1995 and received subadvisory fees from the Manager for the period August 7, 1995 to October 31, 1995 in the amount of $30,725. For the period May 7, 1993 (commencement of operations) to October 31, 1993 and the two fiscal years ended October 31, 1994 and 1995, the Manager paid Awad subadvisory fees of $38,972, $101,249 and $127,866, respectively.

              For Value Equity, the annual investment advisory fee paid monthly by Value Equity to the Manager is set forth in its Prospectus. The Manager voluntarily has agreed to waive management fees to the extent that annual operating expenses attributable to A shares exceed 1.65% of average daily net assets or to the extent that annual operating expenses attributable  to  C  shares  exceed  2.40%  of  average  daily  net  assets attributable to that class during this fiscal year. To the extent that the Manager waives its fees for one class, it will waive its fees for the other class on a proportionate basis. The Manager has entered into an agreement with Eagle to provide investment advice and portfolio management services to Value Equity for a fee paid by the Manager to Eagle equal to 50% of the fees paid to the Manager, without regard to any reduction in fees actually paid to the Manager as a result of expense limitations. For the period December 30, 1994 (commencement of operations) to October 31, 1995, management fees amounted to $47,250. For the same period, the Manager waived its fees in the amount of $47,250 and reimbursed expenses in the amount of $68,724. For the period December 30, 1994 (commencement of operations) to October 31, 1995, the Manager paid subadvisory fees of $23,625.

              Class-Specific  Expenses.   Each  Fund may  determine  to allocate
     certain of its expenses (in addition to distribution fees) to the specific classes of a Fund's shares to which those expenses are attributable.

              State  Expense  Limitations.    Certain  states  have  established
     expense limitations for investment companies whose shares are registered for sale in that state. If a Fund's operating expenses (including the investment advisory fee, but not including distribution fees, brokerage commissions, interest, taxes and extraordinary expenses) exceed state expense limits, the Manager will reimburse a Fund for its expenses over the limitation. If a Fund's monthly projected operating expenses exceed applicable state expense limitations, the investment advisory fee paid will be reduced on a monthly basis by the amount of the excess, unless waivers of the expense limitations are obtained by such Fund. If applicable state expense limitations are exceeded, the amount to be reimbursed by the Manager will be limited to the amount of the investment advisory fee and that Fund may have to cease offering Fund shares for sale in certain states until the expense ratio declines. Any fees waived by the Manager can be recovered by it from a Fund when such recovery would not cause that Fund to exceed its expense limits. The most restrictive current state expense limit is 2.5% of a Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets.

              Brokerage Practices
              -------------------

              While each Fund generally purchases securities for long-term capital gains, each Fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A Fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Small Cap's portfolio turnover rates for the two years ended October 31, 1995, were 95% and 89%, respectively. Value Equity's annualized portfolio turnover rate for the period December 30, 1994 (commencement of operations) to October 31, 1995, was 82% (annualized). It is not anticipated that Value Equity's portfolio turnover rate will deviate greatly from this rate during its next fiscal year.

              The Subadvisers are responsible for the execution of each Fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a Fund necessarily will be paying the lowest commission or spread available. Rather, each Fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities, and any risk assumed by the executing broker.

              It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the Subadvisers may give consideration to research, statistical and other services furnished by brokers or dealers. In addition, the Subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the Subadvisers determine in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Subadvisers in connection with services to clients other than the Funds.

              Value Equity generally uses the Distributor, its affiliates or certain affiliates of Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

              Although it currently does not intend to do so, Small Cap may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Provided, however, that if Small Cap does use the Distributor as a broker, commissions paid to the Distributor will not exceed "usual and customary brokerage commissions" as defined above.

              The Subadvisers also may select other brokers to execute portfolio transactions. In the OTC market, each Fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.

              RJA may act as broker on behalf of each Fund in the purchase and sale of portfolio securities. (Prior to fiscal 1995, Small Cap did not use RJA as broker in effecting trading.) Aggregate brokerage commissions paid by Small Cap for the period May 7, 1993 (commencement of operations) to October 31, 1993, and the two years ended October 31, 1995 amounted to $128,813, $145,750 and $196,353, respectively. For the same periods, RJA was paid $0, $0 and $13,416. Transactions in which Small Cap used RJA as broker involved 0%, 0% and 7%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions, and 0%, 0% and 6.8%, respectively, of the aggregate commission paid by Small Cap during the period. Aggregate brokerage commissions paid by Value Equity for the period December 30, 1994 (commencement of operations) to October 31, 1995 amounted to $43,552. For the same period, RJA was paid $8,596. Transactions in which Value Equity used RJA as broker involved 12.08% of the aggregate dollar amount of transactions involving the payment of commissions, and 19.74% of the aggregate commission paid by Value Equity during the period.

              Each Fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each Fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of expenses to each Fund of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

              Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each Fund expressly consented to the Distributor executing transactions on an exchange on its behalf.

              Distribution of Shares
              ----------------------

              The Distributor and Representatives with whom the Distributor has entered into dealer agreements offer shares of each Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers in connection with the sale of shares of a Fund. Pursuant to the Distribution Agreements with the Trust on behalf of each Fund with respect to A shares and C shares, the Distributor bears the cost of making information about each Fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A and C shareholders and for maintaining shareholder accounts. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

              Each Fund has adopted a Class A Distribution Plan (the "Class A Plan") which, among other things, permits it to pay the Distributor the monthly distribution and service fee out of its net assets to finance activity that is intended to result in the sale and retention of A shares. The Class A Plan was approved by the Manager, as the sole shareholder of each Fund, and the Board of Trustees, including a majority of the Trustees who are not interested persons of a Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees") after determining that there is a reasonable likelihood that each Fund and its Class A shareholders will benefit from the Class A Plan.

              Each Fund also has adopted a Class C Distribution Plan (the "Class C Plan") which, among other things, permits it to pay the Distributor the monthly distribution and service fee out of its net assets to finance activity that is intended to result in the sale and retention of C shares. The Distributor, on C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase. The Class C Plan was approved by the Board of Trustees, including a majority of the Independent Trustees, after determining that there is a reasonable likelihood that the Fund and its Class C shareholders will benefit from the Class C Plan.

              The Class A Plan and the Class C Plan each may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a Fund. The Board of Trustees reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

              As compensation  for the services provided  and expenses borne  by the Distributor pursuant to the Distribution Agreement with respect to A shares, each Fund pays the Distributor the sales load described in its Prospectus and may pay a 12b-1 fee in an amount up to .35% of each Fund's average daily net assets in accordance with the Class A Plan described below. The distribution fee is accrued daily and paid monthly, and currently is equal on an annual basis to .25% of average daily net assets for each Fund. The Distributor may use this fee as a service fee to compensate participating dealers for services performed incidental to the maintenance of shareholder accounts. For the period May 7, 1993 (commencement of operations) to October 31, 1993, and the two years ended October 31, 1994 and 1995, the Distributor received Class A 12b-1 fees for Small Cap in the amount of $39,249, $100,506 and $115,551, respectively. For the period December 30, 1994 (commencement of operations) to October 31, 1995, the Distributor received Class A 12b-1 fees for Value Equity in the amount of $13,040.

              As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to C shares, each Fund pays the Distributor a distribution fee in accordance with the Class C Plan described below. The distribution fee is accrued daily and paid monthly, and currently is equal on an annual basis to .75% of average daily net assets. The service fee is accrued daily and paid monthly, and currently is equal on an annual basis to .25% of average daily net assets. For the period April 3, 1995 (commencement of C shares) to October 31, 1995, the Distributor received these fees for Small Cap and Value Equity in the amount of $9,098 and $10,848, respectively.

              The Distribution Agreements may be terminated at any time on 60 days' written notice without payment of any penalty by either party. Each Fund may effect such termination by vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Independent Trustees. For so long as either the Class A Plan or the Class C Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

              The Distribution Agreements and each of the above-referenced Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

              For the period of May 7, 1993 (commencement of operations) to October 31, 1993, and for the two years ended October 31, 1995, the Distributor received $1,302,004, $474,274 and $259,774, respectively, as compensation for the sale of A shares of Small Cap, of which it retained $155,196, $55,451 and $17,176, respectively. For the period December 30, 1994 (commencement of operation) to October 31, 1995, the Distributor received $155,444 as compensation for the sale of A shares of Value Equity, of which it retained $9,256.

     Administration of the Funds
     ---------------------------

              Administrative, Fund Accounting and  Transfer Agent Services.  The
     Manager, subject to the control of the Board of Trustees, will manage, supervise and conduct the administrative and business affairs of each Fund; furnish office space and equipment; oversee the activities of the Subadvisers and the Custodian; and pay all salaries, fees and expenses of officers and Trustees of each Fund who are affiliated with the Manager. The Manager also will provide certain shareholder servicing activities for customers of each Fund. The Manager also is the fund accountant and transfer and dividend disbursing agent for each Fund. Each Fund pays the Manager its cost plus 10% for its services as fund accountant and transfer and dividend disbursing agent. For the period of May 7, 1993 (commencement of operations) to October 31, 1993, and the two years ended October 31, 1994 and 1995, the Manager earned approximately $15,763, $44,240 and $62,042, respectively, from Small Cap for its services as transfer agent. For the period of December 30, 1994 (commencement of operations) to October 31, 1995, the Manager earned approximately $10,346 from Value Equity for its services as transfer agent. For the period
     November 1, 1994 (commencement of engagement as fund accountant) to October 31, 1995, the Manager earned approximately $29,311 from Small Cap for its services as fund accountant. For the period December 30, 1994 (commencement of operations) to October 31, 1995, the Manager earned approximately $20,509 from Value Equity for its services as fund accountant.

              Custodian. State Street Bank and Trust Company, P.0. Box 1912, Boston, Massachusetts 02105, serves as custodian of each Fund's assets. The Custodian also provides portfolio accounting and certain other services for the Funds.

              Legal Counsel. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036, serves as counsel to the Funds. Schifino & Fleischer, P.A., 1 Tampa City Center, Suite 2700, Tampa, Florida 33602, serves as counsel to the Distributor and the Manager.

              Independent Accountants. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, are the independent public accountants for the Funds. The Financial Statements and Financial Highlights of the Funds that appear in this SAI have been audited by Coopers & Lybrand L.L.P., the Funds' former accountants, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

     Potential Liability
     -------------------

              Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a Fund. To protect its shareholders, each Fund has filed legal documents with

     Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a Fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each Fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a Fund's obligations, that Fund is required to use its property to protect or compensate the shareholder. On request, a Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                       APPENDIX

     COMMERCIAL PAPER RATINGS

     The rating services' descriptions of commercial paper ratings in which the Fund may invest are:

     Description of Moody's Short-Term Debt Ratings
     ----------------------------------------------

     Prime-l. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Description of S&P's Commercial Paper Ratings
     ---------------------------------------------

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

     A-2.   Capacity  for timely  payment  of issues  with  this designation  is
     satisfactory.  However,  the relative degree of  safety is not as   high as
     for issues designated "A-1".


     CORPORATE DEBT RATINGS

     The rating services' descriptions of corporate debt ratings in which the Fund may invest are:

     Description of Moody's Corporate Debt Ratings
     ---------------------------------------------

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds that are rated Ca represent obligations that are speculative  in
     a high  degree.   Such issues  are often  in default  or have  other marked
     shortcomings.

     C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Description of S&P's Corporate Debt Ratings
     -------------------------------------------

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Series Trust-Small Cap Stock Fund:

     We have audited the accompanying statement of assets and liabilities of Heritage Series Trust-Small Cap Stock Fund, including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Series Trust-Small Cap Stock Fund, as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
Boston, Massachusetts
December 22, 1995

                                                               COOPERS & LYBRAND

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                          MARKET
                                                                                                           VALUE
                                                                                                        -----------

REPURCHASE AGREEMENT--8.6%(A)
----------------------------

    Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1995 @ 5.82%, to be repurchased at $5,310,858 on November 1, 1995, (collateralized by $4,945,000 United States
    Treasury Notes, 7.25%, due August 15, 2004 with a market value $5,449,041, including interest)(cost $5,310,000)........................................................................  $ 5,310,000
                                                                                                        -----------
COMMON STOCKS--89.9%(A)
---------------------

        SHARES
   ----------------
   AIR TRANSPORT--0.9%
   ----------------
             50,000   Amtran, Inc.*.....................................................................      550,000
                                                                                                          -----------
   BANKING--5.2%
   -------------
              2,500   Commerce Bancorp, Inc.............................................................       57,813
             32,500   First Financial Caribbean Corporation.............................................      578,906
             20,000   FNB Rochester Corporation*........................................................      157,500
             17,000   Home Financial Corporation........................................................      259,250
             25,000   Imperial Thrift & Loan Association*...............................................      287,500
             10,000   ISB Financial Corporation.........................................................      160,000
              5,000   Pennfed Financial Services, Inc.*.................................................       72,500
              2,500   Progressive Bank, Inc.............................................................       68,125
              5,000   Queens County Bancorp, Inc........................................................      200,000
             17,250   RCSB Financial, Inc...............................................................      383,812
             20,298   Summit Bancorporation.............................................................      575,956
             12,500   UJB Financial Corporation.........................................................      398,437
                                                                                                          -----------
                                                                                                            3,199,799
                                                                                                          -----------
   BROADCASTING--0.7%
   -----------------
             32,500   Spelling Entertainment Group, Inc.*...............................................      422,500
                                                                                                          -----------
   BUILDING--0.7%
   -------------
             20,000   Lennar Corporation................................................................      457,500
                                                                                                          -----------
   CHEMICALS--0.1%
   --------------
             10,000   Planet Polymer Technology, Inc.*..................................................       31,250
                                                                                                          -----------
   CONGLOMERATES/DIVERSIFIED--0.1%
   ----------------------------
              1,754   Belding Heminway Company, Inc.*...................................................        6,577
             10,000   Noel Group, Inc...................................................................       55,000
                                                                                                          -----------
                                                                                                               61,577
                                                                                                          -----------
   DATA PROCESSING--13.2%
   ---------------------
             27,376   BancTec, Inc.*....................................................................      513,300
             15,000   Byron Preiss Multimedia Company, Inc.*............................................      112,500
             45,000   Comdisco, Inc.....................................................................    1,372,500
             10,000   Cornerstone Imaging, Inc.*........................................................      225,000
            141,705   Greentree Software, Inc.*.........................................................      137,284
             52,000   Inter-Tel, Inc.*..................................................................      773,500
             79,500   National Data Corporation.........................................................    2,106,750
             40,000   Norand Corporation*...............................................................      680,000
             35,750   Printronix, Inc.*.................................................................      679,250
             35,000   Shared Medical Systems Corporation................................................    1,351,875
             15,000   Tech Data Corporation*............................................................      181,875
                                                                                                          -----------
                                                                                                            8,133,834
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            MARKET
        SHARES                                                                                               VALUE
   ----------------                                                                                       -----------
   ELECTRONICS/ELECTRICAL--1.1%
   ------------------------
            200,000   Ampex Corporation*................................................................  $   625,000
             10,000   Cincinnati Microwave, Inc.*.......................................................       57,500
                                                                                                          -----------
                                                                                                              682,500
                                                                                                          -----------
   FILMED ENTERTAINMENT--3.2%
   ------------------------
             35,000   Applied Bioscience International Inc.*............................................      223,125
             25,000   IMCO Recycling, Inc...............................................................      537,500
             40,000   Republic Waste Industries*........................................................      860,000
             25,000   TETRA Technologies, Inc.*.........................................................      331,250
                                                                                                          -----------
                                                                                                            1,951,875
                                                                                                          -----------
   FINANCE--1.2%
   ------------
             61,000   AmeriCredit Corporation*..........................................................      747,250
                                                                                                          -----------
   FOOD--2.1%
   ----------
             25,000   D F & R Restaurants, Inc.*........................................................      762,500
             25,000   Morningstar Group, Inc.*..........................................................      193,750
             10,000   Smithfield Foods, Inc.*...........................................................      252,500
              5,694   Sylvan, Inc.*.....................................................................       60,499
                                                                                                          -----------
                                                                                                            1,269,249
                                                                                                          -----------
   HEALTH CARE CENTERS--6.1%
   -----------------------
             66,000   Advocat, Inc.*....................................................................      709,500
             27,500   Assisted Living Concepts, Inc.*...................................................      395,312
             44,300   Bergen Brunswig Corporation, Class "A"............................................      919,225
             30,000   Community Psychiatric Centers.....................................................      326,250
             45,000   Horizon Mental Health Management, Inc.*...........................................      697,500
              7,500   Multicare Companies, Inc.*........................................................      140,625
             35,000   Sterling Healthcare Group.........................................................      481,250
             10,000   Sterling House Corporation*.......................................................      123,750
                                                                                                          -----------
                                                                                                            3,793,412
                                                                                                          -----------
   HOME FURNISHINGS--0.5%
   ---------------------
             20,000   Falcon Products, Inc..............................................................      280,000
                                                                                                          -----------
   INSURANCE--0.7%
   --------------
             10,000   Delphi Financial Group, Inc.*.....................................................      201,250
             11,000   John Alden Financial Corporation..................................................      228,250
                                                                                                          -----------
                                                                                                              429,500
                                                                                                          -----------
   INVESTMENT--0.5%
   ---------------
             30,000   Southwest Securities Group, Inc...................................................      292,500
                                                                                                          -----------
   LEATHER/SHOES--1.1%
   ------------------
            170,000   Genesco, Inc.*....................................................................      680,000
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            MARKET
        SHARES                                                                                               VALUE
   ----------------                                                                                       -----------
   LEISURE/AMUSEMENT--4.8%
   -----------------------
             43,000   Anthony Industries, Inc...........................................................  $   800,875
             27,000   Bally Gaming International, Inc.*.................................................      283,500
             40,000   Callaway Golf Company.............................................................      655,000
             25,000   Matthews Studio Equipment Group*..................................................       43,750
             30,000   Scientific Games Holdings Corporation*............................................      982,500
             52,500   Sports Club Company, Inc.*........................................................      223,125
                                                                                                          -----------
                                                                                                            2,988,750
                                                                                                          -----------
   MACHINERY--0.7%
   ---------------
             30,000   Computational Systems, Inc.*......................................................      446,250
                                                                                                          -----------
   MANUFACTURING/DISTRIBUTIONS--7.5%
   -------------------------------
             25,000   Harsco Corporation................................................................    1,318,750
             22,000   Luxottica Group S.P.A., ADR.......................................................    1,072,500
             34,800   Peak Technologies Group, Inc.*....................................................      878,700
             10,000   Sweetwater, Inc.*.................................................................       37,500
             25,000   Thermo Instrument Systems, Inc.*..................................................      759,375
             16,800   Thermo Process Systems, Inc.*.....................................................      182,700
             25,000   ThermoSpectra Corporation(c)*.....................................................      406,250
                                                                                                          -----------
                                                                                                            4,655,775
                                                                                                          -----------
   MEDICAL EQUIPMENT/SUPPLY--9.6%
   -----------------------------
            125,000   Angeion Corporation*..............................................................      953,125
             37,742   Circon Corporated*................................................................      858,631
             63,333   Cooper Companies, Inc.*...........................................................      372,083
             10,000   Cordis Corporation*...............................................................    1,105,000
             15,000   Empi, Inc.*.......................................................................      333,750
             20,000   Jones Medical, Inc................................................................      390,000
             40,000   Thermedics, Inc.*.................................................................      735,000
             20,000   Thermo Cardiosystems, Inc.*.......................................................      970,000
             68,000   Unilab Corporation*...............................................................      212,500
                                                                                                          -----------
                                                                                                            5,930,089
                                                                                                          -----------
   METAL--0.9%
   -----------
             32,500   Material Sciences Corporation*....................................................      540,313
                                                                                                          -----------
   MINING/DIVERSIFIED--1.0%
   ----------------------
             15,000   Minerals Technologies, Inc........................................................      598,125
                                                                                                          -----------
   OFFICE EQUIPMENT--0.4%
   --------------------
             12,000   American Business Products, Inc...................................................      262,500
                                                                                                          -----------
   OIL & GAS--2.1%
   --------------
             45,000   Camco International, Inc..........................................................    1,029,375
             10,000   Global Industries Ltd.*...........................................................      262,500
                                                                                                          -----------
                                                                                                            1,291,875
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            MARKET
        SHARES                                                                                               VALUE
   ----------------                                                                                       -----------
   POLLUTION CONTROL--3.7%
   ---------------------
             38,475   Handex Corporation*...............................................................      240,469
             63,000   Insituform Technologies, Class "A"................................................      787,500
             22,500   Thermo Remediation, Inc...........................................................      320,625
             40,000   U.S. Filter Corporation*..........................................................      930,000
                                                                                                          -----------
                                                                                                            2,278,594
                                                                                                          -----------
   PUBLISHING--3.9%
   ---------------
             40,000   CCH Inc., Class "A"...............................................................  $   930,000
             10,000   CCH Inc., Class "B"...............................................................      230,000
             20,000   Claire's Stores, Inc..............................................................      392,500
             12,000   International Imaging Materials, Inc.*............................................      303,000
              6,000   John Wiley & Sons, Inc. Class "A".................................................      178,500
              9,000   Waverly, Inc......................................................................      357,750
                                                                                                          -----------
                                                                                                            2,391,750
                                                                                                          -----------
   REAL ESTATE INVESTMENT TRUSTS (REIT)--5.4%
   --------------------------------------
             19,000   Alexander Haagen Properties, Inc..................................................      209,000
             25,000   Apartment Investors & Management Company..........................................      503,125
             77,000   LTC Properties, Inc...............................................................    1,116,500
             22,000   Malan Realty Investors, Inc.......................................................      308,000
             10,000   Mid-America Apartment Communities, Inc............................................      230,000
              6,000   Mid-America Realty Investments....................................................       47,250
             13,000   Mid-Atlantic Realty Trust.........................................................      107,250
             25,000   Storage Equities, Inc.............................................................      459,375
             20,000   Walden Residential Properties, Inc................................................      367,500
                                                                                                          -----------
                                                                                                            3,348,000
                                                                                                          -----------
   RETAIL--4.9%
   -----------
             40,000   Cole National Corporation, Class "A"*.............................................      490,000
             15,000   Damark International, Inc.*.......................................................       90,000
             40,000   Eckerd Corporation*...............................................................    1,585,000
             13,000   Fingerhut Companies, Inc..........................................................      177,125
             42,500   Forschner Group, Inc.*............................................................      494,063
             25,000   The Sirena Apparel Group, Inc.*...................................................      181,250
                                                                                                          -----------
                                                                                                            3,017,438
                                                                                                          -----------
   SERVICES--5.4%
   ------------
             40,000   Interim Services, Inc.*...........................................................    1,190,000
            200,000   National Education Corporation*...................................................    1,625,000
             19,000   Protection One, Inc.*.............................................................      149,625
             11,500   Stewart Enterprises, Inc..........................................................      388,125
                                                                                                          -----------
                                                                                                            3,352,750
                                                                                                          -----------
   TELECOMMUNICATIONS--2.4%
   -----------------------
             60,000   A+ Network, Inc.*.................................................................      840,000
             25,000   Metrocall, Inc.*..................................................................      625,000
                                                                                                          -----------
                                                                                                            1,465,000
                                                                                                          -----------
   Total common stocks (cost $46,649,408)...............................................................   55,549,955
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

CONVERTIBLE BONDS--2.4%(A)
---------------------

   PRINCIPAL                                                                                    MATURITY      MARKET
     AMOUNT                                                                                       DATE         VALUE
----------------                                                                               ----------   -----------
   HEALTH CARE CENTERS--1.3%
   -----------------------
        $750,000   Assisted Living Concepts, Inc., 7.00%.....................................    08/15/05   $   822,503
                                                                                                            -----------
   LEISURE/AMUSEMENT--0.3%
   -----------------------
         200,000   All American Communications Inc., 6.50%...................................    10/01/03       193,182
                                                                                                            -----------
   MEDICAL EQUIPMENT/SUPPLY--0.8%
   -----------------------------
         500,000   Cabot Medical Corporation, 7.50%..........................................    03/01/99       490,000
                                                                                                            -----------
Total convertible bonds (cost $1,415,000)................................................................     1,505,685
                                                                                                            -----------
TOTAL INVESTMENT PORTFOLIO (cost $53,374,408)(b), 100.9%(a)..............................................    62,365,639
OTHER ASSETS AND LIABILITIES, (0.9%)(a)..................................................................      (539,586)
                                                                                                            -----------
NET ASSETS, 100.0%.......................................................................................   $61,826,053
                                                                                                             ==========

------------------

 *  Not an income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $53,447,719. Market value includes net unrealized appreciation of $8,917,920, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $10,845,037 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,927,117.
(c) Restricted security -- security that has not been registered with the Securities and Exchange Commission under the Securities Act of
    1933 -- purchased on October 11, 1994 at $10.00 per share. This security represented 0.7% of the net assets of the Fund.

ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $48,064,408) (Note 1)......................                 $57,055,639
Repurchase agreement (identified cost $5,310,000) (Note 1)...............................                   5,310,000
Cash.....................................................................................                         170
Receivables:
  Investments sold.......................................................................                   1,699,527
  Fund shares sold.......................................................................                     376,339
  Dividends and interest.................................................................                      44,790
Deferred organization expenses (Note 1)..................................................                      25,000
Deferred state registration expenses (Note 1)............................................                      13,281
Prepaid insurance........................................................................                       1,866
                                                                                                          -----------
        Total assets.....................................................................                  64,526,612
Liabilities
Payables (Note 4):
  Investments purchased..................................................................  $2,506,063
  Fund shares redeemed...................................................................      41,541
  Accrued management fee.................................................................      48,899
  Accrued distribution fee...............................................................      15,835
  Other accrued expenses.................................................................      88,221
                                                                                           ----------
        Total liabilities................................................................                   2,700,559
                                                                                                          -----------
Net assets, at market value..............................................................                 $61,826,053
                                                                                                           ==========
Net Assets
Net assets consist of:
  Undistributed net investment income....................................................                 $    30,996
  Net unrealized appreciation on investments.............................................                   8,991,231
  Accumulated net realized gain..........................................................                   2,768,507
  Paid-in capital........................................................................                  50,035,319
                                                                                                          -----------
Net assets, at market value..............................................................                 $61,826,053
                                                                                                           ==========
Class A Shares
Net asset value and redemption price per share ($57,430,000 divided by 3,044,503 shares
  of beneficial interest outstanding, no par value) (Notes 1 and 2)......................                      $18.86
                                                                                                           ==========
Maximum offering price per share (100/95.25 of $18.86)...................................                      $19.80
                                                                                                           ==========
Class C Shares
Net asset value and offering price per share ($4,396,053 divided by 233,921 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2).........................                      $18.79
                                                                                                           ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

Investment Income
Income:
  Dividends.............................................................................                 $    547,047
  Interest..............................................................................                      406,626
                                                                                                         ------------
        Total income....................................................................                      953,673
Expenses (Notes 1 and 4):
  Management fee........................................................................  $  465,132
  Distribution fee......................................................................     124,649
  Shareholder servicing fees............................................................      62,042
  Professional fees.....................................................................      60,346
  Custodian/Fund accounting fees........................................................      53,835
  Amortization of state registration expenses...........................................      50,309
  Reports to shareholders...............................................................      39,799
  Trustees' fees and expenses...........................................................      12,405
  Amortization of organization expenses.................................................      10,000
  Insurance.............................................................................       4,720
  Federal registration fees.............................................................       4,488
  Other.................................................................................       1,334
                                                                                          ----------
        Total expenses..................................................................                      889,059
                                                                                                         ------------
Net investment income...................................................................                       64,614
                                                                                                         ------------
Realized and Unrealized Gain on Investments
Net realized gain from investment transactions..........................................                    2,899,946
Net increase in unrealized appreciation of investments during the year..................                    6,857,583
                                                                                                         ------------
        Net gain on investments.........................................................                    9,757,529
                                                                                                         ------------
Net increase in net assets resulting from operations....................................                 $  9,822,143
                                                                                                          ===========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          FOR THE YEARS ENDED
                                                                                 -------------------------------------
                                                                                 OCTOBER 31, 1995     OCTOBER 31, 1994
                                                                                 ----------------     ----------------
Increase in net assets:
Operations:
  Net investment income (loss)...............................................      $     64,614         $    (27,981)
  Net realized gain from investment transactions.............................         2,899,946            2,526,517
  Net increase (decrease) in unrealized appreciation of investments during
    the year.................................................................         6,857,583           (1,054,728)
                                                                                 ----------------     ----------------
  Net increase in net assets resulting from operations.......................         9,822,143            1,443,808
Distributions to shareholders from:
  Net investment income Class A ($.01 per share).............................           (33,618)                  --
  Net realized gains Class A ($.97 per share)................................        (2,501,284)                  --
Increase (decrease) in net assets from Fund share transactions (Note 2)......        13,014,458             (307,114)
                                                                                 ----------------     ----------------
Increase in net assets.......................................................        20,301,699            1,136,694
Net assets, beginning of year................................................        41,524,354           40,387,660
                                                                                 ----------------     ----------------
Net assets, end of year (including undistributed net investment income of
  $30,996 as of October 31, 1995)............................................      $ 61,826,053         $ 41,524,354
                                                                                 ===============      ===============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   CLASS A SHARES
                                                                                FOR THE YEARS ENDED          CLASS C
                                                                                     OCTOBER 31              SHARES
                                                                            ----------------------------     -------
                                                                             1995       1994      1993+      1995++
                                                                            ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................................  $16.20     $15.57     $14.29     $15.67
                                                                            ------     ------     ------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a).........................................     .02       (.01)      (.01)      (.02 )
  Net realized and unrealized gain on investments.........................    3.62        .64       1.29       3.14
                                                                            ------     ------     ------     -------
Total from investment operations..........................................    3.64        .63       1.28       3.12
                                                                            ------     ------     ------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income....................................    (.01)        --         --         --
  Distributions from net realized gains...................................    (.97)        --         --         --
                                                                            ------     ------     ------     -------
  Total Distributions.....................................................    (.98)        --         --         --
                                                                            ------     ------     ------     -------
NET ASSET VALUE, END OF THE PERIOD........................................  $18.86     $16.20     $15.57     $18.79
                                                                            ======     ======     ======     =======
TOTAL RETURN (%)(C).......................................................   23.97       4.05       8.96      19.91
RATIOS (%)/SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net assets(a)........    1.88       1.91       2.00(b)    2.36 (b)
  Ratio of net investment income (loss) to average daily net assets.......     .15      (0.07)     (0.15)(b)   (.46 )(b)
  Portfolio turnover rate.................................................      89         95         97(b)      89
  Net assets, end of period ($ millions)..................................      57         42         40          4

---------------

 + For the period May 7, 1993 (commencement of operations) to October 31, 1993. ++ For the period April 3, 1995 (commencement of Class C Shares) to October 31,
1995.
(a) Excludes management fees waived by the Manager in fiscal 1993 of less than $.01 per share. The operating expense ratio including such items would be 2.09% (annualized). The year 1994 includes previously waived management fees paid to the Manager of less than $.01 per share.
(b) Annualized.
(c) Does not include sales load. Not annualized for fiscal 1993 for Class A Shares and fiscal 1995 for Class C Shares.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in four series, the Small Cap Stock Fund (the "Fund"), the Value Equity Fund, the Growth Equity Fund and the Eagle International Equity Portfolio. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The financial statements for the Value Equity Fund and Eagle International Equity Portfolio are presented separately. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Net Realized Gains. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Of the $2,526,517 net realized gains for the year ended October 31, 1994, the Fund has designated $403,325 as net long-term capital gains on a tax basis paid in 1995.

        Expenses: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the Portfolios. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclasses among certain capital accounts without impacting the net asset value of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At October 31, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the years ended October 31, 1995 and 1994, were as follows:

                                                                                  FOR THE YEARS ENDED
                                                              ------------------------------------------------------------
                                                                   OCTOBER 31, 1995                 OCTOBER 31, 1994
                                                              --------------------------       ---------------------------
                           CLASS A SHARES                      SHARES          AMOUNT            SHARES          AMOUNT
        ----------------------------------------------------  ---------     ------------       ----------     ------------
        Shares sold.........................................    984,286     $ 17,529,467        2,257,306     $ 36,019,552
        Shares issued on reinvestment of distributions......    160,682        2,431,113               --               --
        Shares redeemed.....................................   (664,339)     (11,260,584)      (2,287,410)     (36,326,666)
                                                              ---------     ------------       ----------     ------------
        Net increase (decrease).............................    480,629     $  8,699,996          (30,104)    $   (307,114)
                                                                             ===========                       ===========
        Shares outstanding:
          Beginning of year.................................  2,563,874                         2,593,978
                                                              ---------                        ----------
          End of year.......................................  3,044,503                         2,563,874
                                                               ========                         =========

       Transactions in Class C Shares of the Fund from April 3, 1995 (commencement of Class C Shares) to October 31, 1995 were as follows:

                           CLASS C SHARES                      SHARES          AMOUNT
        ----------------------------------------------------  ---------     ------------
        Shares sold.........................................    234,197     $  4,319,728
        Shares redeemed.....................................       (276)          (5,266)
                                                              ---------     ------------
        Net increase........................................    233,921     $  4,314,462
                                                                             ===========
        Shares outstanding:
          Beginning of period...............................         --
                                                              ---------
          End of period.....................................    233,921
                                                               ========

Note 3: PURCHASES AND SALES OF SECURITIES. For year ended October 31, 1995, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) aggregated $49,450,409 and $38,183,445, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. Currently, the Manager has voluntarily agreed to waive its fee to the extent that Fund operating expenses exceed 2.00% for Class A Shares (2.75% for Class C Shares effective April 3, 1995) on an annual basis of the Fund's average daily net assets. This agreement is more restrictive than any state expense limitation at the current level of net assets attributable to each class of Shares. Fees voluntarily waived are recoverable by the Manager for a period of up to two years. In the prior year, the Fund's operating expenses fell below 2% of average daily net assets. Accordingly, during fiscal 1994 the Fund paid the Manager all of the fees waived in 1993 amounting to $14,764 ($.01 per share).

        The Manager has entered into agreements with Awad & Associates, Inc., a division of Raymond James & Associates, Inc., and Eagle Asset Management, Inc. (the "Subadvisers") for the Subadvisers to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of October 31, 1995 was $19,600. In addition, the Manager performs Fund Accounting services and charged $29,311 during the current year of which $10,400 was payable as of October 31, 1995.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST-SMALL CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Pursuant to the Class A Distribution plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee of up to 0.35% of average daily net assets for services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets for Class A Shares. Such fee is accrued daily and payable monthly. Under the Class C Distribution Plan the Fund paid the Distributer a fee equal to 1.00% of the average daily net assets. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the period $115,551 and $9,098 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, the Subadvisers, the Distributor and the Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager received an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are paid equally by each of the Heritage mutual funds.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Series Trust-Value Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Heritage Series Trust-Value Equity Fund, including the investment portfolio, as of October 31, 1995, and the related statements of operations and changes in net assets for the period December 30, 1994 (commencement of operations) to October 31, 1995, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Series Trust-Value Equity Fund as of October 31, 1995, the results of its operations, and the changes in its net assets for the period December 30, 1994 (commencement of operations) to October 31, 1995, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts
December 22, 1995
                                                              COOPERS & LYBRAND

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                                MARKET
                                                                                                                 VALUE
                                                                                                              -----------
REPURCHASE AGREEMENT--13.8%(A)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 1995 @ 5.82%, to be repurchased at $2,225,364 on November 1, 1995, (collateralized by $2,075,000 United States Treasury Notes,
7.25% due August 15, 2004 with a market value of $2,286,503, including interest) (cost $2,225,000)..........  $ 2,225,000
                                                                                                              -----------
COMMON STOCKS--93.2%(A)

      SHARES
------------------
   AEROSPACE--1.6%
   --------------
             3,000  Boeing Company...........................................................................      196,875
             1,500  General Motors Corporation, Class "H"....................................................       63,000
                                                                                                               -----------
                                                                                                                   259,875
                                                                                                               -----------
   AUTO PARTS/EQUIPMENT--2.6%
   ------------------------
            12,000  Breed Technologies, Inc. ................................................................      223,500
             1,000  Dana Corporation.........................................................................       25,625
             2,300  Eaton Corporation........................................................................      117,875
             3,000  Federal-Mogul Corporation................................................................       53,625
                                                                                                               -----------
                                                                                                                   420,625
                                                                                                               -----------
   AUTO/TRUCK MANUFACTURERS--2.5%
   -----------------------------
             2,800  Chrysler Corporation.....................................................................      144,550
             7,000  Ford Motor Company.......................................................................      201,250
             1,400  General Motors Corporation...............................................................       61,250
                                                                                                               -----------
                                                                                                                   407,050
                                                                                                               -----------
   BANKING--7.9%
   -------------
             1,500  Banc One Corporation.....................................................................       50,625
             3,200  Bank Of New York Company, Inc. ..........................................................      134,400
             3,000  BankAmerica Corporation..................................................................      172,500
             3,000  Bankers Trust New York Corporation.......................................................      191,250
             4,500  Dime Bancorp, Inc.*......................................................................       47,813
               400  First Interstate Bancorp.................................................................       51,600
             2,800  Fleet Financial Group, Inc. .............................................................      108,500
             2,800  Great Western Financial Corporation......................................................       63,350
             1,000  Home Financial Corporation...............................................................       15,250
             2,500  Klamath First Bancorp, Inc.*.............................................................       31,875
             3,300  Mellon Bank Corporation..................................................................      165,412
             1,000  J.P. Morgan & Company, Inc. .............................................................       77,125
             2,700  PNC Bank Corporation.....................................................................       70,875
             2,300  Wachovia Corporation.....................................................................      101,488
                                                                                                               -----------
                                                                                                                 1,282,063
                                                                                                               -----------
   BEVERAGES--0.6%
   --------------
             1,900  PepsiCo, Inc. ...........................................................................      100,225
                                                                                                               -----------
   BUILDING--1.0%   -------------
             2,000  Black & Decker Corporation...............................................................       67,750
             2,400  Foster Wheeler Corporation...............................................................       90,000
                                                                                                               -----------
                                                                                                                   157,750
                                                                                                               -----------
   CHEMICALS--0.6%
   --------------
             1,000  ARCO Chemical Company....................................................................       49,000
             1,500  Lubrizol Corporation.....................................................................       43,125
                                                                                                               -----------
                                                                                                                    92,125
                                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                 MARKET
      SHARES                                                                                                      VALUE
------------------                                                                                             -----------
   CONGLOMERATE/DIVERSIFIED--0.3%
   ---------------------------
             2,400  Hanson PLC, ADR..........................................................................  $    37,200
               800  U.S. Industries, Inc.*...................................................................       12,000
                                                                                                               -----------
                                                                                                                    49,200
                                                                                                               -----------
   COSMETICS/TOILETRIES--1.0%
   -----------------------
             1,000  Jean Philippe Fragrances, Inc.*..........................................................        9,250
             3,500  Tambrands, Inc. .........................................................................      156,625
                                                                                                               -----------
                                                                                                                   165,875
                                                                                                               -----------
   DATA PROCESSING--2.9%
   --------------------
             2,500  Apple Computer, Inc. ....................................................................       90,781
             2,000  Autodesk, Inc. ..........................................................................       68,000
             2,000  Automatic Data Processing, Inc. .........................................................      143,000
             1,200  Diamond Multimedia Systems, Inc.*........................................................       35,400
             2,500  MacNeal-Schwendler Corporation...........................................................       38,125
             2,000  Seagate Technology, Inc.*................................................................       89,250
                                                                                                               -----------
                                                                                                                   464,556
                                                                                                               -----------
   ELECTRONICS/ELECTRICAL--2.4%
   ------------------------
             1,000  First Alert, Inc.*.......................................................................       15,500
               700  General Electric Company.................................................................       44,275
             1,700  Honeywell, Inc. .........................................................................       71,400
               600  Intel Corporation........................................................................       41,925
               300  Sony Corporation, ADR....................................................................       13,725
             1,100  Tech-Sym Corporation*....................................................................       32,588
            11,500  Westinghouse Electric Corporation........................................................      162,438
               300  Philips Electronics N.V., NY Shares, ADR.................................................       11,587
                                                                                                               -----------
                                                                                                                   393,438
                                                                                                               -----------
   FINANCE--4.1%
   ------------
             6,300  American Express Company.................................................................      255,937
             1,300  Federal National Mortgage Association....................................................      136,337
             4,500  Student Loan Marketing Association.......................................................      264,937
                                                                                                               -----------
                                                                                                                   657,211
                                                                                                               -----------
   FOOD--2.7%
   ----------
             2,000  Campbell Soup Company....................................................................      104,750
             7,100  Chiquita Brands International............................................................      115,375
             1,600  Dole Food Company........................................................................       60,200
             1,500  Grand Metropolitan, PLC, ADR.............................................................       41,250
             1,900  Heinz (H.J.) Company.....................................................................       88,350
               950  Quaker Oats Company......................................................................       32,419
                                                                                                               -----------
                                                                                                                   442,344
                                                                                                               -----------
   FOOD SERVING--1.1%
   -----------------
             2,200  McDonald's Corporation...................................................................       90,200
             4,500  Wendy's International, Inc. .............................................................       89,437
                                                                                                               -----------
                                                                                                                   179,637
                                                                                                               -----------
                                                                                           GRAPHIC ARTS--0.5%
                                                                                            -----------------
             2,800  Deluxe Corporation.......................................................................       75,250
                                                                                                               -----------
   HEALTH CARE CENTERS--7.2%
   -----------------------
             3,300  Columbia Healthcare Corporation..........................................................      162,112
             4,500  Foundation Health Corporation*...........................................................      190,688
             1,000  Healthsource, Inc.*......................................................................       53,000
             2,000  Horizon/CMS Healthcare Corporation*......................................................       40,500
               300  Physician Corporation Of America*........................................................        4,612

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                 MARKET
      SHARES                                                                                                      VALUE
------------------                                                                                             -----------
             9,500  Tenet Healthcare Corporation*............................................................  $   169,812
             7,500  U.S. Healthcare, Inc. ...................................................................      288,750
             4,700  United Healthcare Corporation............................................................      249,688
                                                                                                               -----------
                                                                                                                 1,159,162
                                                                                                               -----------
   HOTELS/MOTELS/INNS--0.5%
   -----------------------
             1,000  HFS, Inc.*...............................................................................       61,250
             2,500  Prime Hospitality Corporation*...........................................................       24,687
                                                                                                               -----------
                                                                                                                    85,937
                                                                                                               -----------
   HOUSEWARES--0.2%
   ----------------
             1,000  Rubbermaid, Inc. ........................................................................       26,125
                                                                                                               -----------
   INSURANCE--3.2%
   --------------
             3,022  Allstate Corporation.....................................................................      111,059
             1,600  Hartford Steam Boiler Inspection & Insurance Company.....................................       74,600
             7,000  Humana, Inc.*............................................................................      147,875
             1,200  Jefferson-Pilot Corporation..............................................................       79,200
             2,700  Torchmark Corporation....................................................................      112,050
                                                                                                               -----------
                                                                                                                   524,784
                                                                                                               -----------
   LEISURE/AMUSEMENT--1.4%
   -----------------------
             1,600  Polaroid Corporation.....................................................................       68,400
             4,000  Royal Caribbean Cruises, Ltd. ...........................................................       92,000
             1,100  The Walt Disney Company..................................................................       63,387
                                                                                                               -----------
                                                                                                                   223,787
                                                                                                               -----------
   MACHINERY--1.4%
   ---------------
             2,000  Caterpillar, Inc. .......................................................................      112,250
             1,000  Harnischfeger Industries, Inc. ..........................................................       31,500
             1,200  Johnson Controls, Inc. ..................................................................       69,900
             2,000  Western Power & Equipment Corporation*...................................................        8,000
                                                                                                               -----------
                                                                                                                   221,650
                                                                                                               -----------
   MANUFACTURING/DISTRIBUTIONS--0.4%
   -------------------------------
             1,100  Minnesota Mining & Manufacturing Company.................................................       62,563
                                                                                                               -----------
   MEDICAL EQUIPMENT/SUPPLY--2.6%
   -----------------------------
             1,700  Bausch & Lomb, Inc. .....................................................................       58,863
             3,000  Baxter International, Inc. ..............................................................      115,875
               700  C.R. Bard, Inc. .........................................................................       19,775
             2,300  Johnson & Johnson........................................................................      187,450
             2,200  Sterile Concepts Holdings, Inc. .........................................................       31,075
                                                                                                               -----------
                                                                                                                   413,038
                                                                                                               -----------
   OFFICE EQUIPMENT--1.4%
   --------------------
             1,800  Danka Business Systems, Sponsored ADR....................................................       60,300
             4,000  Pitney-Bowes, Inc. ......................................................................      174,500
                                                                                                               -----------
                                                                                                                   234,800
                                                                                                               -----------
   OIL & GAS--9.6%
   --------------
             1,900  Amoco Corporation........................................................................      121,363
             1,200  Anadarko Petroleum Corporation...........................................................       52,050
             6,000  Apache Corporation.......................................................................      153,000
             1,500  Atlantic Richfield Company...............................................................      160,125
             1,100  Burlington Resources, Inc. ..............................................................       39,600
             1,400  Chevron Corporation......................................................................       65,450
               800  Dresser Industries, Inc. ................................................................       16,600
             1,800  Exxon Corporation........................................................................      137,475
             1,000  Halliburton Company......................................................................       41,500

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                 MARKET
      SHARES                                                                                                      VALUE
------------------                                                                                             -----------
             1,500  Mobil Corporation........................................................................  $   151,125
             5,500  Occidental Petroleum Corporation.........................................................      118,250
             1,700  Pennzoil Company.........................................................................       64,175
               900  Phillips Petroleum Company...............................................................       29,025
             1,000  Royal Dutch Petroleum, NY Shares, ADR....................................................      122,875
             1,300  Schlumberger, Ltd. ......................................................................       80,925
             1,500  Texaco, Inc. ............................................................................      102,187
             1,400  Ultramar Corporation.....................................................................       34,125
             2,200  Valero Energy Corporation................................................................       51,975
             1,000  YPF Sociedad Anonima, Sponsored ADR......................................................       17,125
                                                                                                               -----------
                                                                                                                 1,558,950
                                                                                                               -----------
   PHARMACEUTICAL--10.3%
   --------------------
             3,000  Abbott Laboratories......................................................................      119,250
             2,600  American Home Products Corporation.......................................................      230,425
             4,000  Amgen, Inc.*.............................................................................      192,000
             2,000  Beckman Instruments, Inc. ...............................................................       66,250
             3,200  Bristol-Myers Squibb Company.............................................................      244,000
             3,600  Lilly (Eli) & Company....................................................................      347,850
             1,200  Merck & Company, Inc. ...................................................................       69,000
             1,600  Pfizer, Inc. ............................................................................       91,800
             2,000  R.P. Scherer Corporation*................................................................       89,000
             1,700  Schering-Plough Corporation..............................................................       91,163
             2,500  Upjohn Company...........................................................................      126,875
                                                                                                               -----------
                                                                                                                 1,667,613
                                                                                                               -----------
   POLLUTION CONTROL--0.9%
   ---------------------
             3,000  Browning-Ferris Industries...............................................................       87,375
             2,100  WMX Technologies, Inc. ..................................................................       59,063
                                                                                                               -----------
                                                                                                                   146,438
                                                                                                               -----------
   PUBLISHING--3.0%
   ---------------
             3,500  Dun & Bradstreet Corporation.............................................................      209,125
             1,700  Gannett Company..........................................................................       92,437
             2,800  Tribune Company..........................................................................      176,750
                                                                                                               -----------
                                                                                                                   478,312
                                                                                                               -----------
   REAL ESTATE INVESTMENT TRUST (REIT)--0.3%
   --------------------------------------
             1,500  Meditrust, SBI...........................................................................       50,625
                                                                                                               -----------
   RETAIL--3.8%
   -----------
             1,000  Ann Taylor Stores, Inc.*.................................................................       11,000
             2,500  Barnes & Noble, Inc.*....................................................................       91,250
             3,000  Gap, Inc. ...............................................................................      118,125
             1,900  J.C. Penney Company, Inc. ...............................................................       80,037
             2,000  May Department Stores Company............................................................       78,500
             2,400  Nordstrom, Inc. .........................................................................       88,950
             1,000  O'Reilly Automotive, Inc.*...............................................................       32,750
             1,000  Sears Roebuck And Company................................................................       34,000
             1,700  Toys "R" Us, Inc.*.......................................................................       37,187
             2,000  Wal-Mart Stores, Inc. ...................................................................       43,250
                                                                                                               -----------
                                                                                                                   615,049
                                                                                                               -----------
   SECURITIES--1.5%
   --------------
             1,000  Edwards (A.G.), Inc. ....................................................................       25,500
             1,100  Lehman Brothers Holding, Inc. ...........................................................       23,925
               300  Morgan Stanley Group, Inc. ..............................................................       26,100
             4,700  Salomon, Inc. ...........................................................................      169,787
                                                                                                               -----------
                                                                                                                   245,312
                                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                 MARKET
      SHARES                                                                                                      VALUE
------------------                                                                                             -----------
   SERVICES--0.5%
   ------------
             2,500  Medaphis Corporation*....................................................................  $    79,375
                                                                                                               -----------
                                                                                                  STEEL--0.3%
                                                                                                   ----------
             1,500  Carpenter Technology Corporation.........................................................       56,813
                                                                                                               -----------
   TELECOMMUNICATIONS--5.4%
   -----------------------
               800  Alcatel Alsthom CGE, Sponsored ADR.......................................................       13,500
             1,000  Ameritech Corporation....................................................................       54,000
             2,700  BellSouth Corporation....................................................................      206,550
             8,000  Comsat Corporation.......................................................................      159,000
             1,000  GTE Corporation..........................................................................       41,250
             1,600  Hong Kong Telecommunications, Ltd., Sponsored ADR........................................       27,800
               600  MCI Communications.......................................................................       14,963
             2,600  NYNEX Corporation........................................................................      122,200
               800  Pacific Telesis Group....................................................................       24,300
             2,700  SBC Communications, Inc. ................................................................      150,863
             1,300  Telephone & Data Systems, Inc. ..........................................................       52,000
                                                                                                               -----------
                                                                                                                   866,426
                                                                                                               -----------
   TEXTILES--0.3%
   ------------
             1,500  Liz Claiborne, Inc. .....................................................................       42,563
               400  Shaw Industries, Inc. ...................................................................        5,100
                                                                                                               -----------
                                                                                                                    47,663
                                                                                                               -----------
   TOBACCO--2.2%
   -------------
             3,000  American Brands, Inc. ...................................................................      128,625
             4,500  RJR Nabisco Holdings Corporation.........................................................      138,375
             3,000  UST, Inc. ...............................................................................       90,000
                                                                                                               -----------
                                                                                                                   357,000
                                                                                                               -----------
   TRANSPORTATION--5.0%
   ------------------
             6,000  Airborne Freight Corporation.............................................................      157,500
             2,700  CSX Corporation..........................................................................      226,125
             4,000  Federal Express Corporation*.............................................................      328,500
             2,400  Illinois Central Corporation.............................................................       91,800
                                                                                                               -----------
                                                                                                                   803,925
                                                                                                               -----------
Total common stocks (cost $14,277,378).......................................................................   15,072,571
                                                                                                               -----------
TOTAL INVESTMENT PORTFOLIO (cost $16,502,378)(b), 107.0%(a)..................................................   17,297,571
OTHER ASSETS AND LIABILITIES, NET, (7.0%)(a).................................................................   (1,126,765)
                                                                                                               -----------
NET ASSETS, 100.0%...........................................................................................  $16,170,806
                                                                                                                ==========

------------------
 *  Not an income-producing security.
 (a)  Percentages indicated are based on net assets.
 (b) The aggregate identified cost for federal income tax purposes is $16,511,338. Market value includes net unrealized appreciation of $786,233, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,076,898 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $290,665.
 ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995
--------------------------------------------------------------------------------

Assets
-----
Investments, at market value (identified cost $14,277,378) (Note 1)............................                 $15,072,571
Repurchase agreement (identified cost $2,225,000) (Note 1).....................................                   2,225,000
Cash...........................................................................................                         166
Receivables:
  Investments sold.............................................................................                     652,797
  Fund shares sold.............................................................................                     174,658
  Dividends and interest.......................................................................                      20,601
Deferred organization expenses (Note 1)........................................................                      44,175
Deferred state registration expenses (Note 1)..................................................                      15,931
Prepaid insurance..............................................................................                       1,283
                                                                                                                -----------
        Total assets...........................................................................                  18,207,182
Liabilities
--------
Payables (Note 4):
  Investments purchased........................................................................  $1,919,273
  Fund shares redeemed.........................................................................      15,388
  Due to Manager...............................................................................      27,128
  Accrued distribution fee.....................................................................       5,562
  Other accrued expenses.......................................................................      69,025
                                                                                                 ----------
        Total liabilities......................................................................                   2,036,376
                                                                                                                -----------
Net assets, at market value....................................................................                 $16,170,806
                                                                                                                 ==========
Net Assets
---------
Net assets consist of:
  Undistributed net investment income..........................................................                 $    56,475
  Net unrealized appreciation on investments...................................................                     795,193
  Accumulated net realized gain................................................................                     536,111
  Paid-in capital..............................................................................                  14,783,027
                                                                                                                -----------
Net assets, at market value....................................................................                 $16,170,806
                                                                                                                 ==========
Class A Shares
-------------
Net asset value and redemption price per share ($11,918,015 divided by 661,961 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2)...............................                      $18.00
                                                                                                                      -----
                                                                                                                      -----
Maximum offering price per share (100/95.25 of $18.00).........................................                      $18.90
                                                                                                                      -----
                                                                                                                      -----
Class C Shares
------------
Net asset value and offering price per share ($4,252,791 divided by 237,324 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2)...............................                      $17.92
                                                                                                                      -----
                                                                                                                      -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                            STATEMENT OF OPERATIONS
                        FOR THE PERIOD DECEMBER 30, 1994
                          (COMMENCEMENT OF OPERATIONS)
                              TO OCTOBER 31, 1995
--------------------------------------------------------------------------------

Investment Income
----------------
Income:
  Dividends.......................................................................................               $  133,861
  Interest........................................................................................                   34,714
                                                                                                                 ----------
        Total income..............................................................................                  168,575
Expenses (Notes 1 and 4):
  Management fee..................................................................................  $ 47,250
  Custodian/Fund accounting fees..................................................................    54,127
  Amortization of state registration expenses.....................................................    30,714
  Professional fees...............................................................................    26,809
  Distribution fee................................................................................    23,888
  Reports to shareholders.........................................................................    12,512
  Shareholder servicing fee.......................................................................    10,346
  Amortization of organization expenses...........................................................     8,835
  Trustees' fees and expenses.....................................................................     6,413
  Federal registration fee........................................................................     4,994
  Insurance.......................................................................................     2,186
                                                                                                    --------
        Total expenses before waiver and reimbursement............................................   228,074
        Fees waived by the Manager (Note 4).......................................................   (47,250)
        Reimbursement from Manager (Note 4).......................................................   (68,724)       112,100
                                                                                                    --------     ----------
Net investment income.............................................................................                   56,475
                                                                                                                 ----------
Realized and Unrealized Gain on Investments
---------------------------------------
Net realized gain from investment transactions....................................................                  536,111
Net increase in unrealized appreciation of investments during the period..........................                  795,193
                                                                                                                 ----------
        Net gain on investments...................................................................                1,331,304
                                                                                                                 ----------
Net increase in net assets resulting from operations..............................................               $1,387,779
                                                                                                                  =========

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                                                                       DECEMBER 30, 1994
                                                                                                 (COMMENCEMENT OF OPERATIONS)
                                                                                                      TO OCTOBER 31, 1995
                                                                                                 -----------------------------
Increase in net assets:
Operations:
  Net investment income.........................................................................     $        56,475
  Net realized gain from investment transactions................................................             536,111
  Net increase in unrealized appreciation of investments during the period......................             795,193
                                                                                                        ------------
  Net increase in net assets resulting from operations..........................................           1,387,779
Increase in net assets from Fund share transactions (Note 2)....................................          14,482,027
                                                                                                        ------------
Increase in net assets..........................................................................          15,869,806
Net assets, beginning of period (original capital as of December 30, 1994)......................             301,000
                                                                                                        ------------
Net assets, end of period (including undistributed net investment income of $56,475)............     $    16,170,806
                                                                                                     ===============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                            CLASS A+      CLASS C++
                                                                                           ----------     ----------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................................................  $   14.29       $  15.27
                                                                                           ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................................................................        .08            .01
  Net realized and unrealized gain on investments........................................       3.63           2.64
                                                                                           ----------     ----------
Total from investment operations.........................................................       3.71           2.65
                                                                                           ----------     ----------
NET ASSET VALUE, END OF THE PERIOD.......................................................  $   18.00       $  17.92
                                                                                           ===========    ===========
TOTAL RETURN (%)(C)(D)...................................................................      25.96          17.35

RATIOS (%)/AND SUPPLEMENTAL DATA:
  Ratio of operating expenses, net to average daily net assets(a)(b).....................       1.65           2.40
  Ratio of net investment income to average daily net assets(b)..........................       1.05            .28
  Portfolio turnover rate(b).............................................................         82             82
  Net assets, end of period ($ millions).................................................         12              4

---------------

 + For the period December 30, 1994 (commencement of operations) to October 31, 1995.
++ For the period April 3, 1995 (commencement of Class C Shares) to October 31, 1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager of $.13 per share for Class A and Class C Shares, respectively. The operating expense ratios including such items would be 3.49% and 4.24%, (annualized), respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in four series, the Value Equity Fund (the "Fund"), the Small Cap Stock Fund, the Growth Equity Fund and the Eagle International Equity Portfolio. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The financial statements for the Small Cap Fund and Eagle International Equity Portfolio are presented separately. The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Net Realized Gains. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Expenses: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are all allocated proportionately among the Funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At October 31, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A and Class C Shares of the Fund during the period December 30, 1994 to October 31, 1995 were as follows:

                                                                       CLASS A SHARES                  CLASS C SHARES
                                                                       FOR THE PERIOD                  FOR THE PERIOD
                                                                     DECEMBER 30, 1994                 APRIL 3, 1995
                                                                      (COMMENCEMENT OF                (COMMENCEMENT OF
                                                                       OPERATIONS) TO                CLASS C SHARES) TO
                                                                      OCTOBER 31, 1995                OCTOBER 31, 1995
                                                                 --------------------------       ------------------------
                                                                   SHARES         AMOUNT           SHARES         AMOUNT
                                                                 ----------     -----------       ---------     ----------
        Shares sold............................................     692,734     $11,278,811         238,487     $4,109,350
        Shares redeemed........................................     (51,837)       (885,977)         (1,163)       (20,157)
                                                                 ----------     -----------       ---------     ----------
        Net increase...........................................     640,897     $10,392,834         237,324     $4,089,193
                                                                                 ==========                      =========
        Shares outstanding:
          Beginning of period (seed shares)....................      21,064                              --
                                                                 ----------                       ---------
          End of period........................................     661,961                         237,324
                                                                  =========                        ========

Note 3: PURCHASES AND SALES OF SECURITIES. For the period ended October 31, 1995, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) aggregated $18,855,843 and $5,114,517, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. Currently, the Manager has voluntarily agreed to waive its fee and, if necessary reimburse the Fund to the extent that Fund operating expenses exceed 1.65% for Class A Shares (2.40% for Class C Shares effective April 3, 1995) on an annual basis of the Fund's average daily net assets attributable to each class of shares. This agreement is more restrictive than any state expense limitation at the current level of net assets. Under the Agreement, management fees waived and expenses reimbursed totaled $115,974 ($.13 per share for each class) during the period ended October 31, 1995. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 1997, the Fund may be required to pay the Manager a portion or all of the waived management fee.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Portfolio. The amount payable to the Manager for such expenses as of October 31, 1995 was $4,800. In addition, the Manager performs Fund Accounting services and charged $20,509 during the current period of which $8,200 was payable as of October 31, 1995.

        The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

        Pursuant to a plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee pursuant to the Class A Distribution Plan of up to 0.35% of average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class C Distribution Plan the Fund paid the Distributor a fee equal to 1.00% of the average daily net assets. The Distributor may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the period $13,040 and $10,848 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, the Subadviser, the Distributor and the Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies which are also advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds who is not an

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        interested person of the Manager received an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage funds attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.